

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL American Properties Fund, Inc. at June 30, 1998, and its statement of income for the six months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL American Properties Fund, Inc. for the six months ended June 30, 1998.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               JUN-30-1998
<CASH>                                      78,377,384<F2>
<SECURITIES>                                         0
<RECEIVABLES>                                  590,366
<ALLOWANCES>                                   200,361
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                     240,717,746
<DEPRECIATION>                               4,013,726
<TOTAL-ASSETS>                             470,119,410
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                       514,500
<OTHER-SE>                                 456,003,846
<TOTAL-LIABILITY-AND-EQUITY>               470,119,410
<SALES>                                              0
<TOTAL-REVENUES>                            17,629,078
<CGS>                                                0
<TOTAL-COSTS>                                3,598,225
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                             14,015,473
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                         14,015,473
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                14,015,473
<EPS-PRIMARY>                                     0.32
<EPS-DILUTED>                                     0.32

<F2>Cash balance includes $2,008,304 in certificates of deposits.
<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

